UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Name of Fund:

385 East Colorado Boulevard Pasadena, CA 91101
Address of Principal Executive Offices:

Charles A. Ruys de Perez

385 East Colorado Boulevard

Pasadena, CA 91101

Name and address of agent for service:

Registrant’s telephone number, including area code: (626) 844-9400

Date of fiscal year-end: December 31, 2007

Date of reporting period: December 31, 2007

Item 1.	Report to Shareholders

Western Asset/Claymore

Inflation-Linked Opportunities & Income Fund

Annual Report to Shareholders

December 31, 2007

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Calendar year 2007 was a very good year for U.S. Treasury Inflation-Protected Securities (“TIPS”), as real rates moved higher and Consumer Price Index for All Urban Consumers (“CPI-U”)A accretion fell dramatically. The Barclays U.S. Government Inflation-Linked All Maturities IndexB generated a total return of 11.71%, while the U.S. Government Breakeven Index (composed of nominal U.S. Treasuries corresponding to the maturity of each U.S. TIPS issue) returned 9.93%. The Federal Reserve Board (“Fed”)C cut short-term interest rates from 5.25% to 4.25%, which caused 10-year U.S. TIPS real yields to fall from approximately 2.41% at the end of 2006 to approximately 1.71% at the end of 2007. At the same time, inflation in the U.S., as measured by the, CPI-U rose from 2.5% at the end of December 2006 to 4.1% as of December 2007, mainly as a result of oil prices increasing to nearly $100 per barrel. This combination of declining real yields and rising inflation accretion resulted in the best performance for U.S. TIPS since 2002.

In calendar year 2007, the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund outperformed U.S. Treasuries. For the year ended December 31, 2007, the Fund paid dividends of $0.74 per share and generated a total return of 9.81% on a net asset value (“NAV”) basis. On a share price basis, the Fund returned 8.21% during the same period. Although TIPS performed well, the other components lagged. Spreads on investment grade corporate bonds widened dramatically in the second half of the year as subprime fears spread through the financial system. Spreads on high yield bonds widened dramatically during the second half of the year as well. Ford, General Motors, and Residential Capital LLC performed particularly poorly as losses mounted. The Fund’s exposure to agency mortgage-backed securities contributed negatively to performance as spreads widened. Relative to TIPS, the Fund’s exposure to emerging market sovereign debt detracted from performance.

Given the return of TIPS in 2007, some might question the Fund’s decision to remove permanent leverage by redeeming the Auction Market Preferred Shares (“AMPS”) in November 2006. In actuality, the decision to replace permanent leverage via AMPS while still utilizing opportunistic leverage via reverse repurchase agreements was a positive for the Fund in 2007. Due to the liquidity/credit crunch in 2007, the cost of AMPS’ leverage would have increased dramatically as London Interbank Offered Rate (“LIBOR”)D funding levels increased and, more importantly, the AMPS spread over LIBOR increased as well. At the peak of the crisis last summer, some funds endured annualized rates of 6.5% or more as part of their auction market preferred leverage programs. This would have been a detractor from performance. Instead, since TIPS are treasury securities, the Fund was able to finance its positions at much lower general collateral reverse repurchase rates. For example, when the real rates on TIPS were very high in early summer, the Fund used reverse repurchase agreements opportunistically to leverage U.S. TIPS which contributed positively to total net asset value returns as real yields fell.

With dollar-denominated sovereign emerging market debt still looking relatively expensive, we prefer exposure to either dollar-denominated corporate debt or local currency bonds, given their higher yields and the solid fundamentals that prevail in many markets.

Nevertheless, risks remain for our base case scenario. We continue to feel that any risks would be skewed to weaker data as there is a real risk that housing troubles could spill over into other areas of the economy. Therefore, we continue to run a neutral to slightly long duration position as a hedge against deeper economic dislocation and ongoing troubles within the spread sectors. It is difficult to determine how inflation expectations would react to aggressive monetary stimulus. As an added hedge, most additional duration is being taken on short-dated rates in the belief that the curve would steepen should the Fed be forced to ease more aggressively.

Western Asset Management Company

January 30, 2008

A

CPI-U is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial, and technical workers, the self-employed, short-term workers, the unemployed, and retirees and others not in the labor force.

B	This index is the U.S. component of the All Maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.
C

The Federal Reserve Board (“Fed”) is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D

London Interbank Offered Rate (LIBOR)—An interest rate at which banks can borrow funds from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.

Annual Report to Shareholders

Fund Highlights

(Amounts in Thousands, except per share amounts)

	December 31,
	2007	2006
Net Asset Value	$827,799	$797,316
Per Share	$13.53	$13.03
Market Value Per Share	$11.76	$11.57
Net Investment Income	$43,937	$43,219
Per Common Share	$0.72	$0.71
Dividends Paid to Common Shareholders	$45,398	$40,382	A
Per Common Share From Net Income	$0.74	$0.44
Per Common Share From Return of Capital	—	$0.22
Dividends Paid to Preferred Shareholders	N/A	$17,892
Per Common Share	N/A	$0.29

The Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (“WIW” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after any interest expense in connection with forms of leverage (if applicable)) is distributed to the Fund’s shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they are traded under the symbol WIW.

Performance Information

Total return on market value measures investment performance in terms of appreciation or depreciation in market value per share, plus dividends and any capital gain distributions. Total return on net asset value measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. Total return on market value assumes that dividends and distributions were reinvested on payment date at prices obtained under the Fund’s dividend reinvestment plan. Total return on net asset value assumes that dividends and distributions were reinvested on payment date at net asset value. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

	Fourth Quarter 2007	Year Ended December 31, 2007	Average Annual Return
			Three Years	Since InceptionB
Total Return Based on:
Market Value	2.69%	8.21%	3.64%	0.41%
Net Asset Value	3.83%	9.81%	4.78%	4.77%
Barclays U.S. Government Inflation-Linked 1-10 year IndexC,D	4.92%	11.42%	4.89%	4.88%
Barclays U.S. Government Inflation-Linked Index All Maturities IndexE	5.14%	11.71%	4.89%	5.07%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A	Total dividend distributions for the year ended December 31, 2006, were $40,382 of which $26,904 was from net investment income and $13,478 was a return of capital.
B	The Fund’s inception date is February 27, 2004.
C

This index is the U.S. component of the 1 to 10 year Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes. The performance of the index does not reflect deductions for fees, expenses or taxes.

D	This return does not include reinvestment of dividends or capital gain distributions.
E	This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.

N/A Not applicable.

Annual Report to Shareholders

Investment Policies

As previously announced, effective November 26, 2007, the Fund’s investment policies were revised to include, among others, that, under normal market condition, its portfolio be invested as follows:

•	at least 80% of its total managed assetsF in inflation-linked securities

•	no more than 40% of its total managed assets in below investment grade securities

•	up to 100% of its total managed assets in non-U.S. dollar investments (up to 100% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation protected securities and non-inflation protected securities and instruments with the potential to enhance the Fund’s income. Pursuant to these new policies, we expect that the Fund will make expanded use of credit default swaps.

The Fund may invest up to 20% of the portfolio in debt instruments of emerging markets issuers that are not inflation-linked securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund completed the redemption of its outstanding preferred shares on November 22, 2006.

Due to the investment policy changes described above, an investment in the Fund is now subject to the following additional risk:

Currency Risk. The risk that the value of the Fund’s portfolio holdings that are denominated in non-U.S. currencies can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Although the Fund may at times seek to hedge its foreign currency risk, suitable hedges either may not be available or, if used, may not be effective and may result in losses.

Dividend Reinvestment Plan

The Fund and Computershare Trust Company, N.A. (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (“NAV”) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

F	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Annual Report to Shareholders

Fund Highlights—Continued

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010—Investor Relations telephone number (800) 426-5523.

Annual Certifications

On May 17, 2007, the Fund submitted it annual CEO certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-732-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

Annual Report to Shareholders

Portfolio Diversification

December 31, 2007

The pie and bar charts above represent the Fund’s portfolio as of December 31, 2007 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation-Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment manager to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)C
March 31, 2007	$11.88	$13.19	(9.93)%	165,700
June 30, 2007	$11.54	$12.92	(10.68)%	155,360
September 30, 2007	$11.69	$13.27	(11.91)%	159,465
December 31, 2007	$11.76	$13.53	(13.08)%	147,869

A	Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
B	Expressed as a percentage of the portfolio.
C	Amounts not in thousands.
†	Less than 0.1%

Annual Report to Shareholders

Portfolio of Investments

December 31, 2007

(Amounts in Thousands)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	99.2%

U.S. Government and Agency Obligations	80.6%

Treasury Inflation-Protected SecuritiesA	80.6%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	$16,818	$16,761	B
United States Treasury Inflation-Protected Security		2.375%	4/15/11	77,990	81,293	B
United States Treasury Inflation-Protected Security		3.000%	7/15/12	56,472	61,162	B,C
United States Treasury Inflation-Protected Security		1.875%	7/15/13	95,950	98,873	B
United States Treasury Inflation-Protected Security		1.625%	1/15/15	54,707	54,925	B
United States Treasury Inflation-Protected Security		2.000%	1/15/16	64,262	65,949	B
United States Treasury Inflation-Protected Security		2.375%	1/15/17	61,279	64,664	B
United States Treasury Inflation-Protected Security		2.375%	1/15/25	61,625	64,696	B
United States Treasury Inflation-Protected Security		2.000%	1/15/26	159,514	158,866	B

Total U.S. Government and Agency Obligations (Cost—$627,214)					667,189
U.S. Government Agency Mortgage-Backed Securities	4.6%

Fixed Rate Securities	4.6%
Fannie Mae		6.000%	1/1/37 to 6/1/37	37,145	37,725

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$36,442)					37,725
Corporate Bonds and Notes	6.9%

Automobiles	0.8%
Ford Motor Co.		7.450%	7/16/31	5,000	3,712
General Motors Corp.		8.375%	7/15/33	4,000	3,220	B

					6,932

Consumer Finance	0.3%
SLM Corp.		4.035%	2/1/10	2,500	2,271	D

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Diversified Financial Services	0.2%
TNK-BP Finance SA		7.875%	3/13/18	$2,120	$2,094	E

Electric Utilities	0.2%
Energy Future Holdings Corp.		10.875%	11/1/17	394	396	E
Energy Future Holdings Corp.		11.250%	11/1/17	1,576	1,592	E,F

					1,988

Energy Equipment and Services	0.5%
EEB International Ltd.		8.750%	10/31/14	4,090	4,172	E

Health Care Providers and Services	0.5%
Tenet Healthcare Corp.		7.375%	2/1/13	5,000	4,375

Independent Power Producers and Energy Traders	1.1%
Dynegy Holdings Inc.		8.750%	2/15/12	1,610	1,626
The AES Corp.		8.875%	2/15/11	5,000	5,213
TXU Corp.		6.550%	11/15/34	3,000	2,171

					9,010

Metals and Mining	1.3%
CII Carbon LLC		11.125%	11/15/15	2,060	2,029	E
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	4,060	4,354
GTL Trade Finance Inc.		7.250%	10/20/17	4,073	4,134	E

					10,517

Oil, Gas and Consumable Fuels	1.6%
El Paso Corp.		7.750%	1/15/32	5,000	5,075
Pemex Project Funding Master Trust		6.625%	6/15/35	2,350	2,477	E
The Williams Cos. Inc.		7.500%	1/15/31	5,000	5,375

					12,927

Thrifts and Mortgage Finance	0.4%
Residential Capital LLC		7.500%	2/22/11	5,000	3,113	G

Total Corporate Bonds and Notes (Cost—$57,535)					57,399

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Asset-Backed Securities	N.M.

Fixed Rate Securities	N.M.
Mutual Fund Fee Trust XIII Series 2000-3		9.070%	7/1/08	$4,780	$200	D,H,I

Total Asset-Backed Securities (Cost—$107)					200
Yankee BondsJ	6.7%

Commercial Banks	2.8%
ATF Capital BV		9.250%	2/21/14	4,280	4,323	E
Glitnir Banki Hf		6.693%	6/15/16	2,540	2,559	E,K
HSBK Europe BV		7.250%	5/3/17	3,280	2,854	E
HSBK Europe BV		7.250%	5/3/17	1,570	1,362	E
ICICI Bank Ltd.		6.375%	4/30/22	1,052	952	E,K
ICICI Bank Ltd.		6.375%	4/30/22	3,533	3,050	B,E,K
Kaupthing Bank Hf		7.125%	5/19/16	4,410	4,043	E
TuranAlem Finance BV		8.250%	1/22/37	2,280	1,949	E
TuranAlem Finance BV		8.250%	1/22/37	2,830	2,412	E

					23,504

Construction and Engineering	0.4%
Odebrecht Finance Ltd.		7.500%	10/18/17	2,973	2,988	E

Diversified Financial Services	0.2%
Lukoil International Finance BV		6.356%	6/7/17	1,570	1,487	E
Lukoil International Finance BV		6.656%	6/7/22	570	532	E

					2,019

Diversified Telecommunication Services	0.5%
Axtel SA		11.000%	12/15/13	325	353	B
Axtel SA		7.625%	2/1/17	3,643	3,643	E

					3,996

Foreign Government	0.4%
Republic of Argentina		7.000%	9/12/13	3,550	3,124

Metals and Mining	0.5%
Vale Overseas Ltd.		6.875%	11/21/36	4,090	4,137

Oil, Gas and Consumable Fuels	1.1%
Gazprom		6.212%	11/22/16	2,410	2,312	E
Gazprom		6.510%	3/7/22	1,430	1,359	E
Petrozuata Finance Inc.		8.220%	4/1/17	5,025	5,176	E

					8,847

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds—Continued

Road and Rail	0.1%
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	$1,010		$1,058

Wireless Telecommunication Services	0.7%
True Move Co. Ltd.		10.750%	12/16/13	2,040		2,060	E
True Move Co. Ltd.		10.750%	12/16/13	1,910		1,903	E
UBS Luxembourg SA for OJSC Vimpel Communications		8.250%	5/23/16	1,870		1,870	E

						5,833

Total Yankee Bonds (Cost—$57,003)						55,506
Preferred Stocks	0.4%
Freddie Mac		8.375%		108	shs	2,824	K

Total Preferred Stocks (Cost—$2,700)						2,824

Total Long-Term Securities (Cost—$781,001)						820,843
Investment of Collateral From Securities Lending	25.4%
State Street Navigator Securities Lending Prime Portfolio				210,479	shs	210,479

Total Investment of Collateral From Securities Lending (Cost—$210,479)						210,479
Total Investments (Cost—$991,480)L	124.6%					1,031,322
Obligation to Return Collateral for Securities Loaned	(25.4)%					(210,479)
Other Assets Less Liabilities	0.8%					6,956

Net Assets	100.0%					$827,799

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedM
Eurodollar Futures	March 2008	206	$202
LIBOR Futures	March 2008	103	15
LIBOR Futures	September 2008	441	97
U.S. Treasury Note Futures	March 2008	631	148

			$462

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenM
U.S. Treasury Bond Futures	March 2008	176	$(269)

Options WrittenM
U.S. Treasury Note Futures Call, Strike Price $114.50	January 2008	195	(19)
U.S. Treasury Note Futures Put, Strike Price $109.50	February 2008	292	30
U.S. Treasury Note Futures Put, Strike Price $112.00	January 2008	195	45

			$56

N.M.	Not Meaningful.
A

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	All or a portion of this security is on loan.
C	All or a portion of this security is collateral to cover futures and options contracts written.
D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2007.

E

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933, which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 7.70% of net assets.

F	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
G	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
H	Illiquid security valued at fair value under procedures approved by the Board of Trustees.
I	Private Placement.
J	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
K

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

L	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$44,210
Gross unrealized depreciation	(4,498)

Net unrealized appreciation	$39,712

M	Options and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2007

(Amounts in Thousands)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Assets:
Investment securities at market value (Cost—$991,480)		$1,031,322	A
Cash		99
Interest receivable		8,669
Other assets		4,500
Futures variation margin receivable		215
Unrealized appreciation of forward foreign currency contract		208

Total assets		1,045,013

Liabilities:
Obligation to return collateral for securities loaned	$210,479
Swap contracts at value	4,576
Income distribution payable	1,085
Accrued advisory fee	421
Options written (Proceeds—$420)	364
Accrued administrative fee	11
Accrued expenses	278

Total liabilities		217,214

Net Assets		$827,799

Summary of Shareholders’ Equity:
Common shares, no par value, unlimited number of shares authorized, 61,184 shares issued and outstanding (Note 4)		$856,453
Undistributed net investment income		362
Accumulated net realized loss on investments, options, futures and swaps		(66,220)
Unrealized appreciation of investments, options, futures, swaps and foreign currency translations		37,204

Net Assets		$827,799

Net asset value per common share: ($827,799 ÷ 61,184 common shares issued and outstanding)		$13.53

A	The market value of securities on loan is $206,239.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

(Amounts in Thousands)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	FOR THE YEAR ENDED DECEMBER 31, 2007
Investment Income:
Interest	$50,985
Income from securities loaned	361

Total income		51,346

Expenses:
Advisory and administration fees	5,091
Audit and legal fees	421
Custodian fees	96
Trustees’ fees and expenses	88
Registration fees	49
Reports to shareholders	78
Proxy expense	83
Transfer agent and shareholder servicing expense	34
Other expenses	101

Total operating expenses	6,041
Less: Compensating balance credits	(14)
Interest expense	1,382

Net expenses		7,409

Net Investment Income		43,937

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	7,819
Options	369
Futures	(5,731)
Swaps	2,315

		4,772
Change in unrealized appreciation/depreciation of:
Investments, options, futures and swaps	26,964
Assets and liabilities denominated in foreign currency	208

		27,172

Net Realized and Unrealized Gain on Investments		31,944
Change in Net Assets Resulting From Operations		$75,881

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

(Amounts in Thousands)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2007	2006
Change in Net Assets:
Net investment income	$43,937	$43,219
Net realized gain/(loss)	4,772	(14,713)
Change in unrealized appreciation/depreciation	27,172	3,613
Dividends to preferred shareholders from net investment income	—	(17,892)

Change in Net Assets Applicable to Common Shareholders Resulting From Operations	75,881	14,227

Distributions to Common Shareholders:
From net investment income	(45,398)	(26,904)
From return of capital	—	(13,478)

Net increase/(decrease) in net assets applicable to common shareholders	30,483	(26,155)

Net Assets:
Beginning of year	797,316	823,471

End of year	$827,799	$797,316

Undistributed net investment income	$362	$—

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	Years Ended December 31,
	2007		2006		2005	2004A
Net asset value, beginning of year	$13.03		$13.46		$14.00	$14.33	B

Investment operations:
Net investment income	.72	C	.71	C	1.15	.97
Net realized and unrealized gain/(loss)	.52		(.19)		(.53)	(.32)

Total from investment operations	1.24		.52		.62	.65
Dividends paid to preferred shareholders	—		(.29)		(.22)	(.08)

Total from investment operations applicable to common shareholders	1.24		.23		.40	.57

Distributions paid to common shareholders from:
Net investment income	(.74)		(.44)		(.94)	(.87)
Return of capital	—		(.22)		—	—

Total distributions	(.74)		(.66)		(.94)	(.87)

Offering costs charged to paid in capital	—		—		—	(.03)

Net asset value, end of year	$13.53		$13.03		$13.46	$14.00

Market value, end of year	$11.76		$11.57		$11.87	$12.82

Average market value per share	$11.68		$11.59		$12.58	$13.33

Total Investment Return Based On:D
Market value	8.21%		3.15%		(.26)%	(8.73	)%E
Net asset value	9.81%		1.76%		2.94%	3.99	%E,F

Ratios and Supplemental Data:
Ratio of total expense to average weekly net assets (including interest expense) attributable to:
Common sharesG	.92%		1.43%		1.47%	1.30	%H
Total managed assetsG,J,K	.90%		.95%		.93%	.83	%H

Ratio of net expense to average weekly net assets (including interest expense) attributable to:
Common sharesI	.92%		1.43%		1.47%	1.30	%H
Total managed assetsI,J,K	.90%		.94%		.93%	.83	%H

Ratio of net expense to average weekly net assets (excluding interest expense) attributable to:
Common sharesI	.75%		1.15%		1.20%	1.09	%H
Total managed assetsI,J,K	.73%		.76%		.76%	.70	%H

Ratio of net investment income to average weekly net assets attributable to:
Common shares	5.46%		5.39%		8.46%	8.42	%H
Total managed assetsJ,K	5.31%		3.56%		5.37%	5.42	%H

Asset coverage on preferred shares, end of yearL	N/A		N/A	K	301%	308	%E
Portfolio turnover rate	82%		112%		113%	54	%E
Net assets, end of year (in thousands)	$827,799		$797,316		$823,471	$856,560

A	For the period February 27, 2004 (commencement of operations) to December 31, 2004.
B	Net of sales load of $0.675 on initial shares issued.
C	Computed using average daily shares outstanding.
D

Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Each figure includes reinvestments of dividends and distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected in the calculations.

E	Not annualized.
F	Total return on NAV includes offering costs. If offering costs were excluded, the total return would have been 4.20%.
G	This ratio reflects total expenses before compensating balance credits.
H	Annualized.
I	This ratio reflects expenses net of compensating balance credits.
J	Total managed assets included the liquidation value of preferred shares through November 22, 2006.
K	The last series of preferred shares was redeemed on November 22, 2006.
L	Asset coverage on preferred shares equals the net assets of common shares plus the redemption value of preferred shares divided by the value of outstanding preferred stock.

N/A Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

(Amounts in Thousands)

1.  Significant Accounting Policies:

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (“Fund”) (formerly: Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund commenced operations on February 27, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

With respect to the Fund, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s adviser and/or investment manager to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2007, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds From Sales
U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other
$593,210	$82,614	$592,971	$102,793

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment manager reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the price obtained by reference to broker-dealer quotations. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are priced daily based upon valuations furnished by an independent pricing service or quotations provided by brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. The Fund had no open short sales as of December 31, 2007.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions may be paid after the end of the tax year in which the gain is realized and in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of

Annual Report to Shareholders

underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made, which are primarily due to book/tax differences in the treatment of credit default swap contracts.

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,823	$(1,823)

Distributions to Shareholders:

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Per Share Distribution
01/13/2008	01/31/2008	$0.057500
02/15/2008	02/29/2008	$0.057500

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Common Shares:
Distributions paid from:
Ordinary Income	$45,398	$26,904
Tax Return of Capital	—	13,478

Total Distributions Paid	$45,398	$40,382

	2007	2006
Preferred shares:
Distributions paid from:
Ordinary Income	$—	$17,892

Annual Report to Shareholders

Notes to Financial Statements—Continued

Accumulated Earnings on a Tax Basis:

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$577
Capital loss carryforward(*)	(62,390)
Other book/tax temporary differences(a)	(3,915)
Unrealized appreciation/(depreciation)(b)	37,074

Total accumulated earnings/(losses)—net	$(28,654)

As of December 31, 2007, the Fund had the following capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2012	$(22,278)
12/31/2013	(10,089)
12/31/2014	(30,023)

$(62,390)

These amounts are available to offset any future taxable capital gains.

(*)	During the taxable year ended December 31, 2007, the Fund utilized $4,866 of its capital loss carryover available from prior years.
(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments:

As of December 31, 2007, the aggregate cost of investments for federal income tax purposes was $991,610.

3. Financial Instruments:

Emerging Markets

The Fund may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

As part of its investment program, the Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust’s prospectus and statement of additional information.

Forward foreign exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in the contract’s market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contact at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Annual Report to Shareholders

At December 31, 2007, open forward currency exchange contracts (expressed in the contractual currency) were:

Broker	Settlement Date	Contract to				Unrealized Gain
		ReceiveA		DeliverA
Deutsche Bank AG London	2/12/08	JPY	1,861,113	USD	16,530	$208

A	Definitions of currency abbreviations:

JPY—Japanese Yen
USD—United States Dollar

Option Transactions

As part of its investment program, the Fund may utilize options and futures. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that the Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Activity in written call and put options during the year ended December 31, 2007, was as follows:

	Actual Contracts	Premiums
Options outstanding at December 31, 2006	209	$61
Options written	17,002,280	1,082
Options closed	(112)	(50)
Options expired	(1,082)	(366)
Options exercised	(17,000,613)	(307)

Options outstanding at December 31, 2007	682	$420

Swap Agreements

The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of a swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which the Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value. Interest rate swap contracts involve the exchange of commitments to pay and receive interest based on a notional principal amount.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recorded in the accompanying statement of operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the statement of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

If the fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

The following is a summary of open credit default swap contracts outstanding as of December 31, 2007.

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX HVOL 8)	June 20, 2012	Specified amount upon credit event notice	0.75% Quarterly	$17,000	$(912)
Barclays Capital Inc. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	2.75% Quarterly	8,400	126
Barclays Capital Inc. (CDX IG 8)	June 20, 2012	Specified amount upon credit event notice	0.35% Quarterly	40,600	(466)

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (CDX HY 8)	June 20, 2012	Specified amount upon credit event notice	2.75% Quarterly	15,900	(461)
JP Morgan Chase & Co. (Ford Motor Credit Corporation, 7%, due 10/1/13)	March 20, 2011	Specified amount upon credit event notice	5.1% Quarterly	10,000	(423)
JP Morgan Chase & Co. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2011	Specified amount upon credit event notice	4.17% Quarterly	10,000	(873)
JP Morgan Chase & Co. (SLM Corporation, 5.125%, due 8/27/12)	December 20, 2012	Specified amount upon credit event notice	2.50% Quarterly	8,100	(167)

				$110,000	$(3,176)

Futures

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held by the Fund, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Fund may enter into futures contracts for various reasons, including in connection with its interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these Financial instruments and other reasons for using them are set forth more fully in the Trust’s prospectus and statement of additional information.

The open futures positions and related appreciation or depreciation at December 31, 2007 are listed at the end of the Fund’s portfolio of investments.

Reverse Repurchase Agreements

For the year ended December 31, 2007, the average amount of reverse repurchase agreements outstanding was $24,455 and the daily weighted average interest rate was 5.15%.

As of December 31, 2007, the Fund did not hold any reverse repurchase agreements.

4. Common Shares:

Of the 61,184 shares of common stock outstanding at December 31, 2007, the Investment Manager owned 7 shares.

5. Preferred Shares (amounts are not in thousands):

Between November 9, 2006 and November 15, 2006, the 16,400 Auction Market Preferred Shares (“Preferred Shares”) outstanding consisting of five series (3,280 shares each of Series M, Series T, Series W, Series TH, and Series F) were redeemed.

Annual Report to Shareholders

Notes to Financial Statements—Continued

The Preferred Shares had a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

6. Securities Lending:

The Fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At December 31, 2007, the market value of the securities on loan to broker-dealers was $206,239, for which the Fund received collateral of $210,479 in cash. Such collateral is in the possession of the Fund’s custodian. The cash was invested in the State Street Navigator Securities Lending Prime Portfolio and is included in the Fund’s Portfolio of Investments. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

7. Transactions With Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with Claymore Advisors, LLC (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with Western Asset Management Company (“Investment Manager”), pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Under an administrative agreement with the Fund, Legg Mason Fund Adviser, Inc. (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $125.

8. Trustee Compensation (amounts are not in thousands):

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $2,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

9. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective January 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure thereto as a result of this adoption.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) at December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2008

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	Monthly
Payable Date:	Monthly
Interest from Federal Obligations*	75.38%

*	The Fund has met the quarterly asset requirement for California, Connecticut and New York Resident Shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Annual Report to Shareholders

Trustees and Officers

The Trustees and officers of the Fund, their year of birth, and a description of their principal occupations during the past five years are listed below. Except as noted, each Trustee’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Independent Trustees
Michael Larson 1959	Trustee and Chairman of the Board of Trustees(2)(3)	Term expires in 2010; served since 2004	Chief Investment Officer for William H. Gates III (1994-present).	2	Pan American Silver Corp. (silver mining, development and exploration company) (1999-present).
Ronald A. Nyberg 1953	Trustee(2)(3)	Term expires in 2008; served since 2004	Partner of Nyberg & Cossioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present); Formerly Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments an investment advisory firm (1982-1999).	28	None
Ronald E. Toupin, Jr. 1958	Trustee(2)(3)	Term expires in 2009; served since 2004	Formerly: Vice President, Manager and Portfolio Manager of Nuveen Asset Management, an investment advisory firm (1998-1999); Vice President and Portfolio Manager of Nuveen Investment Advisory Corporation, an investment advisory firm (1992-1999); Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), and John Nuveen & Company, Inc. (1982-1999)	26	None

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Interested Trustees
Nicholas Dalmaso 1965	Trustee(4)	Term expires in 2010; served since 2004	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2007-present); Chief Executive Officer, Chief Legal Officer and Chief Compliance Officer to funds in Claymore Advisors, fund complex (2004-present). Formerly, Senior Managing Director and General Counsel of Claymore Group Inc., Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007). Assistant General Counsel of John Nuveen & Company, Inc. (1999-2001).	28	None
R. Jay Gerken 1951	Trustee and President(5)	Term expires 2009; served since 2007	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	171	None
Officers(6)(7)
Charles A. Ruys de Perez	Vice President(6)	Served Since 2007	General Counsel of Western Asset Management Company (2007-present). Formerly: Chief Compliance Officer, Putnam Investments (2004-2007); Managing Director and Senior Counsel of Putnam Investments (2001 to 2004).	N/A	N/A

Annual Report to Shareholders

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Treasurer and Principal Financial and Accounting Officer(6)	Served since 2004

Vice President, Legg Mason & Co., LLC (2005-present); Vice President and Chief Financial Officer (1986-present) and Treasurer (1986-2006) of all Legg Mason retail, open-end investment companies; Vice President, Legg Mason Wood Walker, Incorporated (1992- 2005); Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present); Principal Financial and Accounting Officer of Western Asset Funds, Inc. (1990- present), Western Asset Income Fund and Western Asset Premier Bond Fund (2001- present); Treasurer of Western Asset Funds, Inc. (1990-2006), Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006).

				N/A	N/A
Todd F. Kuehl 1969 100 Light Street Baltimore, MD 21202	Chief Compliance Officer(6)	Served since 2007	Vice President, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	N/A	N/A

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Assistant Treasurer	Served since 2004

Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer of Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present); Assistant Treasurer, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).

				N/A	N/A
Susan C. Curry 1966 125 Broad St. New York, NY 10004	Assistant Treasurer	Served since 2007	Director of Tax—Mutual Funds, Legg Mason & Co., LLC (2005-present); Director of Tax—Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).	N/A	N/A
Melissa J. Nguyen 1978 2455 Corporate West Drive, Lisle, IL 60532	Secretary	Served since 2006

Vice President and Assistant General Counsel of Claymore Securities, Inc. (2005-present); Secretary, Western Asset/Claymore Inflation-Linked Securities & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, Claymore Exchange- Traded Fund Trust, Claymore Exchange Traded Fund Trust 2 and Claymore/Raymond James SB-1 Equity Fund (2006-present). Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

				N/A	N/A

Annual Report to Shareholders

Name and Year Born	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Steven M. Hill 1964 2455 Corporate West Drive, Lisle, IL 60532	Assistant Treasurer(6)	Served since 2004

Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly: Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Chief Financial and Accounting Officer and Treasurer or Assistant Treasurer of all closed-end investment companies in the Claymore fund complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003), Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

				N/A	N/A
Mark E. Mathiasen 1978 2455 Corporate West Drive, Lisle, IL 60532	Assistant Secretary	Served since 2007	Assistant Vice President, Attorney of Claymore Advisors, LLC (2007 to present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2007).	N/A	N/A
(1)

Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Manager serves as investment adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, Old Mutual/Claymore Long- Short Fund, Claymore/Raymond James SB-1 Equity Fund and Claymore/Guggenheim Strategic Opportunities Fund, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 25 separate portfolios) and Claymore Exchange Traded Fund Trust 2 (consisting of 11 separate portfolios), each an open-end management investment company. Additionally, Messrs. Nyberg and Dalmaso serve as Trustees for Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities and Income Fund, each a closed-end investment company. Mr. Gerken also serves as Chairman, Trustee or Director of an additional 169 open- and closed-end management investment companies associated with LMPFA or its affiliates. Each of these Funds is considered part of the same Fund Complex as the Fund.

(2)	Member of the Audit Committee of the Board of Trustees.
(3)	Member of the Governance and Nominating Committee of the Board of Trustees.
(4)

Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his position as an officer of Claymore Advisors, LLC (the “Investment Adviser”) the Fund’s investment adviser, and his ownership interest in Claymore Group Inc., the parent company of that entity.

(5)

Mr. Gerken is an “interested person” (as defined above) of the Fund because of his position as President of the Fund, his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund’s investment manager, Western Asset Management Company (the “Investment Manager”).

(6)

Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

(7)	Officers of the Fund are “interested persons” (as defined above).

Annual Report to Shareholders

TRUSTEES CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS

The Independent Trustees considered the Investment Advisory Agreement (the “Advisory Agreement”) between Claymore Advisors, LLC (“Claymore”) and the Fund and the Investment Management Agreement (the “Management Agreement” and together with the Advisory Agreement, the “Agreements”) between Claymore and Western Asset Management Company (“Western Asset”) with respect to the Fund at meetings held on September 10, 2007 and October 31, 2007. At a meeting held on November 5, 2007, the Independent Trustees reported to the full Board of Trustees their considerations with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Claymore and Western Asset (together, the “Advisers”), including, in the case of Western Asset, relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds, selected and prepared by Lipper, and certain other products available from Western Asset for investments in U.S. TIPS; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined Claymore’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Trustees considered the experience of Claymore’s personnel in providing the types of services that Claymore is responsible for providing to the Fund, such as oversight of the Fund and Western Asset with respect to portfolio management, and written and oral communications with the closed-end fund analyst community, investment advisers and current and prospective shareholders; the ability of Claymore to attract and retain capable personnel; the capability and integrity of Claymore’s senior management and staff; and the level of skill required to provide such services to the Fund. The Trustees also considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund, noting in particular the substantial complexities in purchasing fixed income securities of below investment grade quality and emerging markets debt instruments. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including each Adviser’s business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, that Claymore’s various services were valuable to the Fund and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable peer groups selected by Lipper, including (i) a group consisting of the Fund and one other general U.S. government closed-end fund that invests at least 65% of its assets in U.S. government and agency issues and (ii) a group consisting of the Fund and all other leveraged closed-end general U.S. government funds regardless of asset size or primary channel of distribution. The Trustees noted that the Fund had met its primary objective of producing current income, and though the performance of the Fund over the one, three and since-inception periods ended August 31, 2007 periods reviewed was below that of the one other similar closed-end fund for all periods and the wider peer group for the one-year period, it was close to the average of the wider peer group for the three-year and since-inception periods. The Trustees discussed the factors involved in the Fund’s relative performance, and noted that although U.S. TIPS performed strongly in the last year, the corporate bond component of the Fund contributed negatively to performance as spreads on corporate bonds widened while subprime fears spread through the financial system. The Trustees also observed that the changes in the Fund’s portfolio guidelines approved by the Board had not yet been fully implemented. Under all the circumstances, the Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.

Annual Report to Shareholders

The Trustees also gave substantial consideration to the advisory fee payable by the Fund to Claymore, the management fee payable by Claymore to Western Asset and the total expenses payable by the Fund. They reviewed information concerning fees paid to investment advisers of similarly-managed funds, the fees paid by Claymore’s other closed-end fund clients, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees observed that, although the advisory fee paid by the Fund to Claymore was above the median of both of the Lipper peer groups, the Fund’s expense ratio was lower than the average of the wider Lipper peer group. The Trustees considered that the advisory fee paid by the Fund to Claymore was below the average of the fees paid to Claymore by other closed-end fund clients; that Claymore was responsible for payment of the management fees to Western Asset; and that the net fee retained by Claymore was below its fees from other closed-end fund clients. The Trustees noted that the management fee paid by Claymore to Western Asset was generally higher than the fees paid by clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher and that the Fund’s investment strategy included investments in asset classes other than U.S. TIPS, which was generally not the case for Western Asset’s other clients. In light of these differences, the Trustees concluded that the differences in management fees from those paid by Western Asset’s other clients were reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment manager or adviser; and the affiliation between Western Asset and Legg Mason Fund Adviser, Inc., the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth. The Trustees further noted that, as the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive, any economies of scale that may currently exist were being appropriately shared with shareholders.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the SEC rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by Western Asset and the advisory, oversight, administrative and after-market support services being provided by Claymore; that the fees to be paid to the Advisers under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by each Adviser; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Annual Report to Shareholders

Privacy Policy

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its Service Provider, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders’ information and to use it only to perform the services for which the companies are hired.

The Fund, through its Service Provider, maintains physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset/Claymore Inflation-Linked

Opportunities & Income Fund

The Board of Trustees

R. Jay Gerken

Nicholas Dalmaso

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

R. Jay Gerken, President

Charles A. Ruys de Perez, Vice-President

Todd F. Kuehl, Chief Compliance Officer

Marie K. Karpinski, Treasurer and Principal Financial and Accounting Officer

Steven M. Hill, Assistant Treasurer

Erin K. Morris, Assistant Treasurer

Susan C. Curry, Assistant Treasurer

Melissa J. Nguyen, Secretary

Mark Mathiasen, Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Investment Manager

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, MA 02103

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

This report is sent to shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WW-AR(02/08)-TN08-1535

Item 2.	Code of Ethics

(a)	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

Item 3.	Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald E. Toupin, Jr. qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in absence of such designation or identification.

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2006 – $28,800

Fiscal Year Ended December 31, 2007 – $29,850

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2006 – $0

Fiscal Year Ended December 31, 2007 – $0

During the year ended December 31, 2005, review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding was reviewed.

PricewaterhouseCoopers LLP billed fees in the amount of $0 and $208,000, respectively for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal year ended December 31, 2006 and December 31, 2007, respectively.

During the year ended December 31, 2007, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year ended December 31, 2007, PricewaterhourseCoopers LLP reviewed the Australian Superannuation Circular.

Tax Fees

Fiscal Year Ended December 31, 2006 – $1,100

Fiscal Year Ended December 31, 2007 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

(2)	None.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2006 – $12,500

Fiscal Year Ended December 31, 2007 – $421,049

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of Michael Larson, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are attached as an exhibit to this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of December 31, 2007, a team of investment professionals at the Adviser, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh, and Portfolio Manager Peter H. Stutz, manages the Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”).

Messrs. Leech and Walsh have each served as portfolio managers for the Adviser for over 10 years. Mr. Stutz has served as a portfolio manager for the Adviser since 1997.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Mr. Stutz is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Other Accounts

As of December 31, 2007, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech:

Type of Account	Number of Accounts Managed	Total Asset Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	114	$120,970,893,033	0	0

Other pooled investment vehicles	239	$211,995,391,168	0	0

Other accounts	1069	$300,567,840,634	95	$32,730,534,560

Stephen A. Walsh:

Registered Investment Companies	114	$120,970,893,033	0	0

Other pooled investment vehicles	239	$211,995,391,168	0	0

Other accounts	1069	$300,567,840,634	95	$32,730,534,560

Peter H. Stutz:

Registered Investment Companies	3	$1,307,253,228	0	0

Other pooled investment vehicles	3	$103,525,303	0	0

Other accounts	13	$3,145,339,655	2	$194,610,918

Note: With respect to Mr. Leech and Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Adviser. Mr. Leech and Mr. Walsh are involved in the management of all the Adviser’s portfolios, but they are not solely responsible for particular portfolios. The Adviser’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Adviser’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest (as of December 31, 2007)

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account. The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Adviser has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long-only accounts (which includes the Fund) for timing and pattern-related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers (as of December 31, 2007)

With respect to the compensation of the portfolio managers, the Adviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2007:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	None
Stephen A. Walsh	$500,001 - $1 million
Peter H. Stutz	$10,001 -$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 – filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date: February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date: February 27, 2008

By:	Marie K. Karpinski
Marie K. Karpinski
Treasurer and Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date: February 21, 2008